UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_______________

Date of Report
(Date of earliest
event reported):	August 13, 2004

Midwest Air Group, Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	1-13934	39-1828757
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

6744 South Howell Avenue, Oak Creek, Wisconsin 53154
(Address of principal executive offices, including zip code)

(414) 570-4000
(Registrant's telephone number, including area code)

Item 5.	Other Events.

On August 13, 2004, Midwest Air Group, Inc. (the "Company") issued a press release announcing the appointment of Curtis E. Sawyer as senior vice president and chief financial officer. He will join the Company September 7. The Company is filing a copy of such press release as Exhibit 99 hereto, which is incorporated by reference herein.

Item 7.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits. The following exhibit is being filed herewith:

99	Press Release dated August 13, 2004.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDWEST AIR GROUP, INC.
Date: August 18, 2004	By:	/s/ Dennis J. O'Reilly
Dennis J. O'Reilly Treasurer

MIDWEST AIR GROUP, INC.

Exhibit Index to Current Report on Form 8-K

Exhibit
Number

99	Press Release dated August 13, 2004.